SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CORPORATE CAPITAL TRUST, INC.
(Name of Registrant as Specified in its Charter)

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450 South Orange Avenue
Orlando, Florida, 32801

April 4, 2013

Dear Fellow Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Corporate Capital Trust, Inc. (the “Company”) to be held on Thursday, May 9, 2013 at 9:00 a.m., Eastern time, at the offices of the Company located at 450 South Orange Avenue, Orlando, Florida, 32801.

The Notice of Annual Meeting of Shareholders and Proxy Statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to: (i) elect two directors of the Company, (ii) ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2013, (iii) approve certain changes to the Company’s charter to further define the suitability standards applicable to the Company’s investors and (iv) approve certain changes to the Company’s charter to clarify the process by which certain amendments to the Company’s charter may be adopted. I will also report on the progress of the Company during the past year and respond to shareholders’ questions.

It is important that your shares be represented at the annual meeting. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by authorizing your proxy through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card. Your vote and participation in the governance of the Company are very important to us.

Sincerely,

Andrew A. Hyltin
Chief Executive Officer

YOUR VOTE IS IMPORTANT PLEASE SUBMIT YOUR PROXY PROMPTLY Please help reduce corporate expenses by submitting your vote by Internet at www.proxyvote.com.

CORPORATE CAPITAL TRUST, INC.

450 South Orange Avenue
Orlando, Florida, 32801

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On May 9, 2013

To the Shareholders of Corporate Capital Trust, Inc.:

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Shareholders of Corporate Capital Trust, Inc., a Maryland corporation (the “Company”), will be held at the offices of the Company, 450 South Orange Avenue, Orlando, Florida, 32801, on Thursday, May 9, 2013 at 9:00 a.m. Eastern time (the “Annual Meeting”), for the following purposes:

1.	To elect two members of the board of directors of the Company to serve until the 2016 annual meeting of shareholders and until their successors are duly elected and qualify.

2.	To consider and vote upon the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2013.

3.	To consider and vote upon the approval of a proposal to amend the Company’s charter to further define the suitability standards applicable to the Company’s investors.

4.	To consider and vote upon the approval of a proposal to amend the Company’s charter to clarify the process by which certain amendments to the Company’s charter may be adopted.

5.	To transact such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof.

The board of directors has fixed the close of business on March 12, 2013 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof.

The Company has enclosed a copy of the proxy statement, the proxy card and the Company’s annual report to shareholders for 2012 (the “Annual Report”). The proxy statement, the proxy card and the Annual Report are also available on the website at www.proxyvote.com. If you plan on attending the Annual Meeting and voting your shares in person, you will need to bring photo identification in order to be admitted to the Annual Meeting. To obtain directions to the Annual Meeting, please call the Company at 1-866-650-0650.

By Order of the Board of Directors,

Paul S. Saint-Pierre
Secretary

April 4, 2013

Shareholders are requested to execute and return promptly the accompanying proxy card, which is being solicited by the board of directors of the Company. You may execute the proxy card using the methods described in the proxy card. Executing the proxy card is important to ensure a quorum at the Annual Meeting. Shareholders also have the option to authorize their proxies by telephone or Internet by following the instructions printed on the proxy card. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the Annual Meeting and voting in person.

CORPORATE CAPITAL TRUST, INC.

450 South Orange Avenue
Orlando, Florida, 32801

ANNUAL MEETING OF SHAREHOLDERS
To Be Held On May 9, 2013

PROXY STATEMENT

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Corporate Capital Trust, Inc., a Maryland corporation (the “Company”), for use at the Annual Meeting of Shareholders of the Company to be held on Thursday, May 9, 2013, at 9:00 a.m. Eastern time, at the offices of the Company, 450 South Orange Avenue, Orlando, Florida, 32801, and any adjournments or postponements thereof (the “Annual Meeting”). This proxy statement and the accompanying materials are being mailed to shareholders of record as described below on or about April 4, 2013 and are available at www.proxyvote.com .

All properly executed proxies representing shares of common stock, par value $0.001 per share, of the Company (the “Shares”) received prior to the Annual Meeting will be voted in accordance with the instructions marked thereon. If no specification is made, the Shares will be voted FOR the proposal to elect Thomas K. Sittema as a director of the Company, FOR the proposal to elect Frederick Arnold as a director of the Company, FOR the proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm and FOR the approval of a proposal to amend the Company’s charter (the “Charter”) to further define the suitability standards applicable to the Company’s investors and FOR the approval of a proposal to amend the Company’s Charter to clarify the process by which certain amendments to the Company’s Charter may be adopted. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise. Any shareholder who executes a proxy may revoke it with respect to any proposal by attending the Annual Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Annual Meeting.

Quorum

Shareholders of the Company are entitled to one vote for each Share held. Under the Company’s Amended and Restated Bylaws, the presence in person or by proxy of one half (50%) of the votes entitled to be cast, constitutes a quorum for the transaction of business. Abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum. However, abstentions and “broker non-votes” are not treated as votes cast. A “broker non-vote” occurs when a nominee holding Shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have, or chooses not to exercise, discretionary authority to vote the Shares.

Adjournments

In the event that a quorum is not present at the Annual Meeting, the chairman of the Annual Meeting or the shareholders entitled to vote at the Annual Meeting, present in person or by proxy, shall have the power to adjourn the Annual Meeting from time to time to a date not more than 120 days after the original record date without notice, other than the announcement at the Annual Meeting, to permit further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought. Any business that might have been transacted at the Annual Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.

If sufficient votes in favor of one or more proposals have been received by the time of the Annual Meeting, the proposals will be acted upon and such actions will be final, regardless of any subsequent adjournment to consider other proposals.

Record Date

The Board has fixed the close of business on March 12, 2013 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and all adjournments or postponements thereof. As of the Record Date, there were 76,357,864 Shares outstanding.

Vote Required

Election of Director Nominees. The election of the nominee directors requires a plurality of all the votes cast at the Annual Meeting in person or by proxy, provided that a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Shares represented by broker non-votes also are not considered votes cast and thus have no effect on the proposal.

Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy, provided that a quorum is present, is required to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the Shares, there will not be any broker non-votes with respect to this proposal.

Approval of a Proposal to Amend the Charter to Further Define Suitability Standards. The affirmative vote by the holders entitled to cast a majority of the votes of all issued and outstanding Shares as of the Record Date is necessary for approval of this proposal. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore count against the proposal.

Approval of a Proposal to Amend the Charter to Clarify the Amendment Process. The affirmative vote by the holders entitled to cast two-thirds (2/3) of the votes of all issued and outstanding Shares as of the Record Date is necessary for approval of this proposal. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore count against the proposal.

Voting

You may vote in person at the Annual Meeting or by proxy in accordance with the instructions provided below. You may also authorize a proxy by telephone or over the Internet using the toll-free telephone number or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you may direct your proxy how to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link. Shareholders are entitled to one vote for each Share held.

When voting by proxy and mailing your proxy card, you are required to:

•	indicate your instructions on the proxy card;
•	date and sign the proxy card;
•	mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and
•	allow sufficient time for the proxy card to be received on or before 9:00 a.m., Eastern time, on May 9, 2013.

The Company has enclosed a copy of this proxy statement, the proxy card and the Company’s annual report to shareholders for the year ended December 31, 2012 (the “Annual Report”). This proxy statement, the proxy card and the Annual Report are also available on the website at www.proxyvote.com. If you plan on attending the Annual Meeting and voting your Shares in person, you will need to bring photo identification in order to be admitted to the Annual Meeting. To obtain directions to the Annual Meeting, please call the Company at 1-866-650-0650.

Information Regarding this Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this proxy statement, the accompanying Notice of Annual Meeting of Shareholders, the proxy card, and the Annual Report, which includes the Company’s annual report on Form 10-K for 2012. The Company has requested that brokers, nominees, fiduciaries and other persons holding Shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. The Company will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by mail, proxies may be solicited in person and by telephone or facsimile transmission by directors and officers of the Company, or certain employees of CNL Capital Markets Corp., CNL Securities Corp., and affiliates of the Company’s advisor without special compensation therefor. The Company has also retained Broadridge Investor Communication Solutions, Inc. to assist in the solicitation of proxies for a base fee of approximately $2,500, plus additional fees per contact with shareholders, subject to a maximum fee of $38,017, and for reimbursement of reasonable out-of-pocket expenses. Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the shareholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth, as of the Record Date, the beneficial ownership of each director, including the director nominees, the Company’s executive officers, each person known to the Company to beneficially own 5% or more of the outstanding Shares, and all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. There are no Shares subject to options that are currently exercisable or exercisable within 60 days of March 12, 2013. Ownership information for those persons who beneficially own 5% or more of the Shares is based upon information furnished by the Company’s transfer agent and other information provided by such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner of Shares set forth in the table has sole voting and investment power with respect to such Shares, and the address of such beneficial owner is c/o Corporate Capital Trust, Inc., 450 South Orange Avenue, Orlando, Florida, 32801.

Name and Address of Beneficial Owner:	Number of Shares Beneficially Owned (1)	Percentage of Class (2)
Beneficial Owners of 5% or more of the Shares:	—	—

Interested Directors:
Thomas K. Sittema	6,330	*
Erik A. Falk	—

Independent Directors:
Kenneth C. Wright	—
Frederick Arnold	—
James H. Kropp	—

Executive Officers:
Andrew A. Hyltin	11,396	*
Steven D. Shackelford	10,055
Paul S. Saint-Pierre	5,847	*

Executive Officers and Directors as a group (8 persons)	33,628	*

*	Less than one percent.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)	Based on a total of 78,066,270 Shares issued and outstanding as of March 14, 2013.

PROPOSAL 1:
ELECTION OF DIRECTORS

At the Annual Meeting, shareholders are being asked to consider the election of Thomas K. Sittema and Frederick Arnold. Pursuant to the Company’s Amended and Restated Bylaws, the number of directors on the Board may not be fewer than the minimum number required by the Maryland General Corporation Law or other applicable law. Directors of the Company are elected for staggered terms of three years each, with a term of office of one of the three classes of directors expiring at each annual meeting of shareholders. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. The Company’s Class II directors, Messrs. Thomas K. Sittema and Frederick Arnold, are standing for election this year.

Messrs. Sittema and Arnold have been nominated for election by the Board to serve a three-year term until the 2016 annual meeting of shareholders and until their successor are duly elected and qualify. Messrs. Sittema and Arnold have agreed to serve as directors if elected and have consented to being named as nominees. Messrs. Sittema and Arnold are not being proposed for election pursuant to any agreement or understanding between them and the Company.

A shareholder can vote for, or withhold his or her vote from, each director nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each director nominee named below. If a director nominee should be unable to serve because of an event not now anticipated, the persons named as proxies will vote for such other nominee as may be proposed by the Nominating and Governance Committee of the Company. The Board has no reason to believe that any of the persons named will be unable or unwilling to serve.

Information about the Board, Director Nominees and Executive Officers

The role of the Board is to provide general oversight of the Company’s business affairs and to exercise all of the Company’s powers except those reserved for the shareholders. The responsibilities of the Board also include, among other things, the oversight of the Company’s investment activities, the quarterly valuation of the Company’s assets, oversight of the Company’s financing arrangements and corporate governance activities.

A majority of the members of the Board are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of the Company, CNL Fund Advisors Company, the Company’s investment adviser (“CNL”) or KKR Asset Management LLC (“KKR” and together with CNL the “Advisors”). These individuals are referred to as the “Independent Directors”. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company. The members of the Board that are not Independent Directors are referred to as the “Interested Directors.”

The Board is currently composed of five directors, three of whom are Independent Directors. The Board has determined that Mr. Arnold is an Independent Director, and that Mr. Sittema is an Interested Director. Based upon information requested from each director concerning his background, employment and affiliations, the Board has affirmatively determined that none of the Independent Directors has, or within the last two years had, a material business or professional relationship with the Company or the Advisors. The Board is divided into three classes of directors serving staggered three-year terms. At each annual meeting of the Company’s shareholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Each director holds office for the term to which he is elected and until his successor is duly elected and qualifies. The Company believes that the longer time required to elect a majority of a classified Board will help to ensure the continuity and stability of the Company’s management and policies.

In considering each director and the composition of the Board as a whole, the Board utilizes a diverse group of experiences, characteristics, attributes and skills that the Board believes enables a director to make a significant contribution to the Board, the Company and its shareholders. These experiences, characteristics, attributes and skills, which are more fully described below, include, but are not limited to, management experience, independence, financial expertise and experience serving as directors of other entities. The Board may also consider such other experiences, characteristics, attributes and skills as it deems appropriate, given the then-current needs of the Board and the Company. Although the Board does not have any formal policy regarding the amount of diversity needed on the Board, diversity is one of the factors considered by the Board in assessing the composition of the Board.

Interested Directors

Thomas K. Sittema serves as a Director and Chairman of the Board. He also serves as director and investment committee member of CNL Fund Advisors Company. In addition, Mr. Sittema currently serves as chief executive officer and director of CNL Financial Group, Inc. and director and/or an officer of various affiliates of CNL Financial Group, including CNL Real Estate Group, Inc. and CNL Securities Corp., a FINRA registered broker-dealer. Mr. Sittema joined CNL Financial Group in November 2009 and is responsible for the overall management of its investments. From 1982 to October 2009, he served in various roles with Bank of America Corporation and predecessors including NationsBank, NCNB and affiliate successors. Most recently he served as managing director of real estate, gaming, and lodging investment banking for Bank of America Merrill Lynch. Mr. Sittema joined the real estate investment banking division of Banc of America Securities at its formation in 1994 and initially assisted in the establishment and build-out of the company’s securitization/permanent loan programs. He also assumed a corporate finance role with the responsibility for mergers and acquisitions, or M&A, advisory and equity and debt capital raising for his client base. Throughout his career, Mr. Sittema has led numerous M&A transactions, equity offerings and debt transactions, including high grade and high-yield offerings, commercial paper and commercial mortgage-backed security conduit originations and loan syndications. Mr. Sittema received his B.A. in Business Administration from Dordt College, and an M.B.A. with a concentration in Finance from Indiana University.

Mr. Sittema was selected as one of the Company’s two Interested Directors because of his extensive investment banking experience, particularly with regard to equity offerings, debt transactions and loan syndications. His experience with advisory and capital raising on behalf of clients is particularly relevant to his directorship and, the Company believes, will provide the Company with exceptional experience upon which to draw. Mr. Sittema’s experience in this regard should provide value to the Board in its assessment and management of risk. In addition, the Company believes that Mr. Sittema’s experience as an investment advisory representative will be valuable to the Board in its oversight of the Company’s regulatory and compliance requirements as well as its exercise of fiduciary duties to the Company and its shareholders.

Erik A. Falk serves as a Director. Mr. Falk joined KKR & Co. L.P. (“KKR & Co.”) as a director in 2008 and is currently a member of the ultimate general partner of KKR & Co. Mr. Falk brings more than 20 years of experience to his position as a portfolio manager and Co-Head of Leveraged Credit at KKR. Prior to joining KKR & Co., Mr. Falk was a Managing Director at Deutsche Bank Securities Inc. since 2000 where he was most recently Global Co-Head of the Securitized Products Group. In addition to leadership positions in recruiting and sitting on the boards of several of the bank’s companies, Mr. Falk was a member of the Global Markets North American Management Committee and a member of the Complex Transactions Underwriting Committee for the bank. Mr. Falk co-ran a global group of over 220 people focused on principal investing, bond underwriting, direct lending and advisory business in securitized products. He was also the Global Head of the Special Situations Group where he launched a Global Principal Finance business focused on value trading and investing based on financial and asset valuation in both distressed and performing situations. Prior to that, Mr. Falk worked for Credit Suisse First Boston where he was a Director in their Asset Backed Securities department. He originated and executed capital market securitizations for banks, auto finance companies, airlines, student loan originators and CLO issuers. Mr. Falk graduated from Stanford University with an M.S. and B.S. in Chemical Engineering.

Mr. Falk was selected as one of the Company’s two Interested Directors because of his prior experience and familiarity with the Company. Equally significant is his knowledge and experience with business development initiatives and with portfolio risk management and analytics, both of which the Company believes are key qualifications for providing sound direction and leadership. Mr. Falk also possesses experience in portfolio management across multiple strategies, which the Company believes will be invaluable to our portfolio investment process.

Independent Directors

Frederick Arnold serves as an Independent Director. Mr. Arnold currently serves as a member of the board of directors of Lehman Brothers Holdings Inc. and as a member of the board of directors of Lehman Commercial Paper Inc. Mr. Arnold has held a series of senior financial positions, most recently serving as executive vice president, chief financial officer and a member of the executive committee of Capmark Financial Group, Inc. from September 2009 to January 2011, where he played a leadership role in that company’s bankruptcy filing and related transactions. Previously, he served as executive vice president of finance for Masonite Corporation, a manufacturing company, from February 2006 to September 2007. While at Willis Group from 2000 to 2003, Mr. Arnold served as chief financial and administrative officer of Willis North America, as group chief administrative officer of Willis Group Holdings Ltd. and as executive vice president of strategic development for Willis Group Holdings Ltd. He also served as a member of the Willis Group executive committee while holding the latter two positions. Prior to these roles, Mr. Arnold spent 20 years as an investment banker primarily at Lehman Brothers and Smith Barney, where he served as managing director and head of European corporate finance. During this time, his practice focused on originating and executing mergers and acquisitions and equity financings across a wide variety of industries and geographies. He also provides pro-bono transactional advice to the New York City Investment Partnership and performs fundraising leadership activities for Amherst College. Mr. Arnold received a J.D. from Yale University, M.A. from Oxford University and undergraduate degree, summa cum laude, from Amherst College.

Mr. Arnold was selected as one of the Company’s three Independent Directors because of his extensive leadership experience and financial expertise having been an international investment banker for 20 years.

James H. Kropp serves as an Independent Director. Mr. Kropp currently serves as chief investment officer of SLKW Investments LLC, successor to i3 Funds, LLC, a position he has held since 2008. He is also as a Manager of Microproperties LLC, where he has served in this capacity since 2011. He was the interim chief financial officer of TaxEase LLC, a property tax lender and tax lien investor from 2010 to February 2012. Between January 2006 and December 2008, Mr. Kropp served as senior vice president of investments at Gazit Group USA, Inc., a real estate investor owned by a company listed on the Tel Aviv stock exchange. Since 1998, Mr. Kropp has been a director, chairman of the compensation committee and member of the nominating/corporate governance committee of PS Business Parks, Inc., a public real estate investment trust whose shares are listed on the New York Stock Exchange. Mr. Kropp became an independent trustee of American Homes 4 Rent and chairman of its audit committee at its founding in November 2012. From May 2007 to February 2010, Mr. Kropp was an independent trustee of The CNL Funds, a registered investment company, serving as chairman of the audit committee and a member of the governance and independent trustee committees. Mr. Kropp received a B.B.A.-Finance from St. Francis College and completed the MBA/CPA preparation program from New York University. Mr. Kropp has, in the past, been licensed to serve in a variety of supervisory positions (including financial, options and compliance principal) by the National Association of Securities Dealers. He is a member of the American Institute of CPAs.

Mr. Kropp was selected as one of the Company’s three Independent Directors because of his prior experience on several investment fund committees. The Company believes Mr. Kropp’s direct experience with investments as a portfolio manager and registered investment adviser will be valuable to the Board. He also has extensive accounting, auditing and finance expertise which, the Company believes, will be beneficial in providing leadership on the audit committee.

Kenneth C. Wright serves as an Independent Director. Mr. Wright has been a partner with the law firm of Baker & Hostetler LLP since 1990. Mr. Wright has regularly practiced in the areas of transaction structuring, acquisitions, dispositions, public and private offerings of securities, structured finance and international financings and transactions. Mr. Wright also serves on the board of the Florida Opportunity Fund, funded (i) by the Florida legislature to invest in seed capital and early stage venture capital funds that agree to invest in Florida, (ii) by the Florida Energy and Climate Commission to invest in Florida businesses to increase the use of energy efficient and renewable energy technologies, equipment and materials, and (iii) under the Small Business Jobs Act to provide venture capital to select companies in Florida with perceived long-term growth potential.  Mr. Wright received his J.D. from Southern Methodist University, his B.A. in Mathematics from Cameron University, and has attended The McCombs Graduate School of Business at the University of Texas at Austin.

Mr. Wright was selected as one of the Company’s three Independent Directors because of his extensive legal expertise in transaction structuring and acquisitions. The Company believes Mr. Wright’s experience representing public companies and financial service companies will provide value to the Board. His considerable knowledge of corporate and securities law and experience with public offering and structured finance transactions will provide practical value to the Board.

The following table sets forth certain information regarding the Independent Directors, the Independent Director nominee, the Interested Directors and Interested Director nominee, as well as the executive officers of the Company:

Name, Address and Age of Director	Position(s) Held with Company	Term of Office- Length of Time Served	Principal Occupation Past Five Years	Other Directorships Held by Director During Past Five Years
Interested Director
Erik A. Falk, 43	Director (Class 3)	Appointed December, 2012	Co-Head of KKR & Co.’s Leveraged Credit Team, 9/2008-Present; member of Portfolio Management Committee of KKR, 2008-Present; Managing Director, Deutsche Bank Securities Inc., 3/2000-6/2008.

Interested Director Nominee
Thomas K. Sittema, 54	Director (Class 2) and Chairman of the Board	Appointed June, 2010
Chief Executive Officer, CNL Financial Group, Inc. 1/2011-Present; Chief Executive Officer, CNL Real Estate Group, Inc., 11/2009 - 1/2011; Managing Director, Bank of America Merrill Lynch, 1994 -10/2009.
Director and Vice Chairman, CNL Lifestyle Properties, Inc.; Director and Vice Chairman, CNL Healthcare Properties, Inc.; Chairman, World Serve Ministries, Dallas TX; Director, Crescent Resources, LLC

Independent Directors
Kenneth C. Wright, 56	Director (Class 1)	Appointed January, 2011	Partner, Baker & Hostetler LLP, 1990-Present.	Director, Florida Opportunity Fund, Winter Park FL

James H. Kropp, 64	Director (Class 3)	Appointed January, 2011
Chief Investment Officer, SLKW Investments LLC, successor to i3 Funds, LLC, 12/2008-Present; Manager, Microproperties LLC, 2011-Present; Interim Chief Financial Officer, TaxEase, LLC, 2/2009-2/2012; Senior Vice President of Investments, Gazit Group USA, Inc., 1/2006-12/2008.

Director, Chairman of the Compensation Committee, Member of the Nominating/Corporate Governance Committee, PS Business Parks, Inc., Glendale CA; Independent Trustee, Chairman of the Audit Committee, Member of the Governance Committee, and Member of the Independent Trustee Committee, The CNL Funds (a registered investment company); Trustee and Chairman of Audit Committee, American Homes 4 Rent

Independent Director Nominee
Frederick Arnold, 58	Director (Class 2)	Appointed January, 2011	Executive Vice President and Chief Financial Officer, Capmark Financial Group, Inc., 9/2009-1/2011; Executive Vice President of Finance, Masonite Corporation, 2/2006- 9/2007.	Director, Lehman Commercial Paper Inc.; Director, Lehman Brothers Holdings Inc.

The Company’s Executive Officers

The following persons serve as the Company’s executive officers in the following capacities:

Name, Address and Age of Officer	Position(s) held with Company	Term of Office- Length of Time Served	Principal Occupation Past Five Years	Other Directorships held by Officer

Andrew A. Hyltin, 54	Chief Executive Officer	Appointed June, 2010
President, CNL Private Equity Corp. from 2005 - present and its Chief Investment Officer from 2004 - present; Chief Executive Officer, CNL Fund Advisors Company from 2010 - present; President, CNL Fund Advisors Company from 2009 - 2012; President, The CNL Funds (mutual fund) from 4/2009 – 3/2010.
Chairman, Florida Opportunity Fund (non-profit); Director, Front Line Outreach (educational non-profit)

Steven D. Shackelford, 49	President	Appointed January, 2013
President and investment committee member of CNL Fund Advisors Company from 12/2012-present; Chief Financial Officer of Global Growth Trust, Inc. and Global Income Trust, Inc. from 3/2009-3/2013; Chief Financial Officer and Chief Operating Officer of CNL Real Estate Advisors Company from 3/2007-12/2008.

Paul S. Saint-Pierre, 59	Secretary, Treasurer, Chief Financial Officer & Chief Compliance Officer	Appointed June, 2010
Senior Vice President, CNL Financial Group, LLC from 2011 - present; Senior Vice President and Chief Financial Officer, CNL Fund Advisors Company (registered investment adviser) from 1/2007-present; Treasurer, The CNL Funds (mutual fund), from 1/2007 – 3/2010.

Director Compensation

The Independent Directors are entitled to receive an annual cash retainer of $60,000. The Independent Directors also receive $2,500 for each regular Board meeting attended, $1,000 for each committee meeting held during any regular Board meeting and any telephonic meeting of the Board or a committee of the Board. Each Independent Director serves as chairman of one of the Board committees. The chairman of the Audit Committee receives compensation for his services as chair to the Audit Committee in the amount of $10,000 per year. There are no pensions or retirement benefits to the Independent Directors at this time.

The Company will also reimburse each of the Independent Directors for reasonable out-of-pocket expenses incurred in connection with attending Board and committee meetings. The table below sets forth the compensation received by each director from the Company for the fiscal year ended December 31, 2012:

Name of Director	Fees Earned or Paid in Cash (1)	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total (1)
Interested Directors:
Thomas K. Sittema	—	—	—	—	—	—	—
Erik A. Falk (2)	—	—	—	—	—	—	—

Independent Directors:
Kenneth C. Wright	$50,000	—	—	—	—	—	$50,000
Frederick Arnold	50,000	—	—	—	—	—	50,000
James H. Kropp	60,000	—	—	—	—	—	60,000

(1)	Prior to January 1, 2013, the Independent Directors received an annual cash retainer of $25,000.
(2)	Effective December 14, 2012, Frederick M. Goltz resigned as Director, and Erik A. Falk was elected by the Board as the successor director of the same class, for the remainder of Mr. Goltz’s term.

The table below shows the dollar range of equity securities of the Company that were beneficially owned by each director as of the Record Date stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

Name of Director	Dollar Range of Equity Securities Beneficially Owned (1) (2)
Interested Directors:
Thomas K. Sittema	$50,001-$100,000
Erik A. Falk	—

Independent Directors:
Kenneth C. Wright	—
Frederick Arnold	—
James H. Kropp	—

(1)	Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.
(2)	The dollar range of equity securities beneficially owned by directors is based on the Company’s current public offering price of $11.05 per share.

Risk Oversight and Board Structure

Board Leadership Structure

The Company’s business and affairs are managed under the direction of the Board. Among other things, the Board sets broad policies for the Company and approves the appointment of the Company’s investment advisers, administrator and officers. The role of the Board, and of any individual director, is one of oversight and not of management of the Company’s day-to-day affairs.

Under the Company’s Amended and Restated Bylaws, the Board may designate one of the Company’s directors as chair to preside over meetings of the Board and meetings of shareholders, and to perform such other duties as may be assigned to him or her by the Board. Presently, Mr. Sittema serves as chairman of the Board and is an “interested person” by virtue of his employment with CNL Financial Group, Inc. The Company believes that it is in the best interests of the Company’s shareholders for Mr. Sittema to serve as chair of the Board because of his significant experience in matters of relevance to the Company’s business. The Board has determined that the compositions of the Audit Committee and the Independent Director Committee are appropriate means to address any potential conflicts of interest that may arise from the chair’s status as an interested person of the Company. The Company believes that the Board’s flexibility to determine its chair and reorganize its leadership structure from time to time is in the best interests of the Company and its shareholders.

Each year, the Independent Directors will designate an Independent Director to serve as the lead Independent Director on the Board. The designation of a lead Independent Director is for a one-year term and a lead Independent Director may be eligible for re-election at the end of that term. If the lead Independent Director is unavailable for a meeting, his or her immediate predecessor will serve as lead Independent Director for such meeting. The lead Independent Director will preside over meetings of the Company’s Independent Director Committee. The lead Independent Director will also serve as a liaison between the Company’s Independent Director Committee and the Company’s management on a wide variety of matters, including agenda items for the Board meetings. Designation as such does not impose on the lead Independent Director any obligations or standards greater than or different from those of the Company’s other directors.

All of the Independent Directors play an active role on the Board. The Independent Directors compose a majority of the Board and will be closely involved in all material deliberations related to the Company. The Board believes that, with these practices, each Independent Director has an equal involvement in the actions and oversight role of the Board and equal accountability to the Company and its shareholders. The Independent Directors are expected to meet separately (i) as part of each regular Board meeting and (ii) with the Company’s chief compliance officer, as part of at least one Board meeting each year. The Independent Director committee may hold additional meetings at the request of the lead Independent Director or another Independent Director.

The Board believes that its leadership structure—a chair of the Board who is separate from the Company’s chief executive officer, a lead independent director, and committees led by independent directors—is the optimal structure for the Company at this time because it allows the Company’s directors to exercise informed and independent judgment, and allocates areas of responsibility among committees of independent directors and the full Board in a manner that enhances effective oversight. The Board is of the opinion that having a majority of independent directors is appropriate and in the best interest of the Company’s shareholders, but also believes that having two interested persons serve as directors brings both corporate and financial viewpoints that are significant elements in its decision-making process. The Board will review its leadership structure periodically as part of its annual self-assessment process and may make changes to it at any time, including in response to changes in the characteristics or circumstances of the Company.

Board Role in Risk Oversight

The Board oversees the Company’s business and operations, including certain risk management functions. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). The Board implements its risk oversight function both as a whole and through its committees. In the course of providing oversight, the Board and its committees receive reports on the Company’s and the Advisors’ activities, including reports regarding the Company’s investment portfolio and financial accounting and reporting. The Board also receives a quarterly report from the Company’s chief compliance officer, who reports on the Company’s compliance with the federal and state securities laws and the Company’s internal compliance policies and procedures as well as those of the Advisors, the managing dealer for the Offering (the “Managing Dealer”), the Company’s administrator and the Company’s transfer agent. The Audit Committee’s meetings with the Company’s independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with the Advisors to receive reports regarding the Company’s operations, including reports on certain investment and operational risks, and the Independent Directors are encouraged to communicate directly with senior members of the Company’s management.

The Board believes that this role in risk oversight is appropriate. The Company believes that there are robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Company can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of the Company, the Advisors and the Company’s other service providers.

Committees of the Board

In addition to serving on the Board, the Company’s directors also serve on one or more of the following committees that have been established by the Board to handle certain designated responsibilities. The Board has designated a chairman of each committee. The Board may establish additional committees, change the membership of any committee, fill all vacancies, and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in the Company’s best interest.

The Board met ten times during 2012, including six special meetings and four regular quarterly meetings. Each director attended all meetings of the Board held during 2012, with the exception of former Interested Director Mr. Goltz, who missed one meeting due to extenuating circumstances. The Company does not have a formal policy regarding director attendance at an annual meeting of shareholders.

Independent Director Committee. The Company’s Independent Director Committee consists of all of the Independent Directors. Kenneth C. Wright serves as chairman of the Independent Director Committee. The Independent Director Committee assists the Board by acting as a liaison between the Board and the Company’s principal service providers, including the Advisors. The Independent Director Committee is responsible for assessing the flow of information between the Company’s management and the Board and overseeing the annual approval process of the Company’s Investment Advisory Agreement with CNL (as investment advisor) (the “Investment Advisory Agreement”), the Company’s Administrative Services Agreement with CNL (as administrator) (the “Administrative Services Agreement”), the Company’s Sub-Advisory Agreement (with CNL as the advisor and KKR as the sub-advisor) (the “Sub-Advisory Agreement”) and the Managing Dealer Agreement. The Independent Director Committee is also responsible for addressing conflict of interest matters and directing the retention of any consultants that the Board may deem necessary or appropriate.Time is allotted at each quarterly meeting of the Board for the Independent Directors to meet and discuss any issues that they deem necessary or appropriate. The Independent Directors may also choose to meet independent of Interested Directors during the course of other meetings or other times as they see fit.

Audit Committee. The members of the Audit Committee are Frederick Arnold, James H. Kropp, and Kenneth C. Wright, each of whom meets the independence standards established by the SEC for Audit Committees and is not an “interested person” for purposes of the 1940 Act. James H. Kropp serves as chairman of the Audit Committee. The Board has determined that each of James H. Kropp and Frederick Arnold is an “Audit Committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The Audit Committee operates pursuant to a written charter and meets periodically as necessary. A copy of the Audit Committee’s charter is available on the Company’s website: www.corporatecapitaltrust.com. The Audit Committee is responsible for selecting, engaging and discharging the Company’s independent accountants, reviewing the plans, scope and results of the audit engagement with the Company’s independent accountants, approving professional services provided by the Company’s independent accountants (including compensation therefor), reviewing the independence of the Company’s independent accountants and reviewing the adequacy of the Company’s internal controls over financial reporting. The Audit Committee held five meetings during 2012.

Nominating and Governance Committee. The members of the Nominating and Governance Committee are Frederick Arnold, James H. Kropp, and Kenneth C. Wright, each of whom meets the independence standards established by the SEC for governance committees and is not an “interested person” for purposes of the 1940 Act. Frederick Arnold serves as chairman of the Nominating and Governance Committee. The Nominating and Governance Committee operates pursuant to a written charter and meets periodically as necessary. A copy of the Nominating and Governance Committee’s charter is available on the Company’s website: www.corporatecapitaltrust.com . The Nominating and Governance Committee is responsible for selecting, researching, and nominating directors for election by the Company’s shareholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and the Company’s management. The Company’s Nominating and Governance Committee will consider shareholders’ proposed nominations for directors. The Nominating and Governance Committee held four meetings during 2012.

Communications Between Shareholders and the Board

The Board welcomes communications from the Company’s shareholders. Shareholders may send communications to the Board or to any particular director to the following address: c/o Corporate Capital Trust, Inc., 450 South Orange Avenue, Orlando, Florida, 32801. Shareholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).

Code of Ethics

The Company has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Persons subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Company, so long as such investments are made in accordance with the code’s requirements. The Company has attached the Company’s code of ethics as an exhibit to the Company’s registration statement for the Offering as filed with the SEC. You may also read and copy the Company’s code of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the Company’s code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the Company’s code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov , or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549. Item 406 of Regulation S-K requires the Company to disclose whether it has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Company has adopted such a code and is in compliance with Item 406 of Regulation S-K.

Compensation Discussion and Analysis

As an externally managed business development company, the Company relies on the services of CNL as investment advisor under the Investment Advisory Agreement and the services of KKR as investment advisor under the Sub-Advisory Agreement. CNL also provides administrative services to the Company under the Administrative Services Agreement. In connection with its services, CNL has also agreed to provide the Company with personnel to serve as the Company’s appointed officers. The Company’s appointed officers (who, while associated with CNL, serve on behalf of the Company) consist of the Company’s chief executive officer, chief financial officer, president and chief compliance officer. The Company does not pay any compensation to any of the Company’s executive officers, with the exception of agreed-upon reimbursement payments to CNL pursuant to the Administrative Services Agreement for the professional services provided by the Company’s chief compliance officer and chief financial officer.

Compensation Committee Report

As described herein, the Company’s executive officers are not compensated by the Company. Accordingly, the Company does not have a compensation committee of the Board. The Nominating and Governance Committee performs, to the extent that may be required, any duties typically delegated to a compensation committee of a board of directors. The Nominating and Governance Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Nominating and Governance Committee Members:
Frederick Arnold, Chairman
Kenneth C. Wright
James H. Kropp

Certain Relationships and Related Party Transactions

Initial Capital Contribution from Advisors

Pursuant to a private placement prior to the commencement of the Offering, CNL and KKR invested an aggregate of $200,000 to purchase 22,222.22 Shares at $9.00 per Share.

Additional Capital Contribution from Advisors

In September 2011, CNL invested an additional $300,000 to purchase 33,333.33 Shares at $9.00 per Share in the public offering.

Investment Advisory Services

The Company has entered into the Investment Advisory Agreement with CNL pursuant to which CNL provides investment advisory services to the Company. CNL and the Company have entered into the Sub-Advisory Agreement with KKR pursuant to which KKR assists CNL in providing investment advisory services to the Company. The Company pays CNL a management fee under the Investment Advisory Agreement consisting of a base management fee and a performance-based incentive fee. Under the Sub-Advisory Agreement, CNL pays KKR 50% of the fees that it receives under the Investment Advisory Agreement. The Company also reimburses CNL and KKR for various expenses they incur in providing these services and performing their obligations under the agreements.

Administrative Services Agreement

The Company has entered into an Administrative Services Agreement with CNL pursuant to which CNL, as the administrator under that agreement (the “Administrator”), performs or oversees the performance of various administrative services that the Company requires as well as personnel and facilities necessary for the Company’s business and these services. For providing these services, facilities and personnel, the Company reimburses CNL for administrative expenses it incurs in performing its obligations. However, such reimbursement shall only be made at an amount equal to the lower of CNL’s actual costs or the amount that the Company would be required to pay for comparable administrative services in the same geographic location. The Company does not reimburse CNL for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of CNL.

CNL, serving as Administrator, has entered into an agreement with CNL Capital Markets Corp., an affiliate, to (a) provide certain transfer agency oversight services, including through an amendment to an existing transfer agency agreement with a duly registered transfer agent that added the Company as a party to that transfer agency agreement, (b) respond to administrative calls from broker-dealers, financial advisors and investors, (c) provide shareholder communication services, and (d) perform other administrative services related to the purchase, ownership and transfer of the Shares. The agreement between CNL and CNL Capital Markets Corp. is subject to annual review and renewal by the Board.

CNL, serving as Administrator, has entered into a sub-administration agreement with State Street Bank and Trust Company to provide the Company and its subsidiaries with certain administration services including accounting services, treasury services, legal support services, and tax support services.

Managing Dealer Fees and Expenses

The Managing Dealer is an affiliate of CNL. The Managing Dealer is entitled to receive selling commissions of up to 7% of the gross proceeds of Shares sold in the Offering and a marketing support fee of up to 3% of the gross offering proceeds of Shares sold in the Offering. The Managing Dealer engages unrelated, third-party participating broker-dealers in connection with the Offering and, in connection therewith, re-allows all or a portion of such fees to participating broker-dealers.

Officers

In connection with its services, CNL has also agreed to provide the Company with personnel to serve as the Company’s appointed executive officers. These individuals consist of the Company’s chief executive officer, president, chief financial officer, and chief compliance officer, all of whom are executives of CNL and its affiliates. The Company does not pay any compensation to any of the Company’s executive officers, with the exception of agreed-upon reimbursement payments to CNL pursuant to the Administrative Services Agreement for the professional services provided to the Company by its chief compliance officer and chief financial officer.

Offering and Organizational Costs

The Company reimburses the Advisors for the organizational and offering costs they have funded on the Company’s behalf only to the extent that the reimbursement would not cause the organization and offering expenses borne by the Company to exceed 5% of the aggregate gross proceeds from the Offering. CNL and KKR are responsible for the payment of the Company’s organization and offering expenses to the extent they exceed 5% of the aggregate gross proceeds from the Offering, without recourse against or reimbursement by the Company. The Advisors, by written instruction to the Company, have the right to elect to waive or defer all or a portion of the reimbursement of the reimbursable organization and offering expenses that would otherwise be payable by the Company to them. The Advisors have waived the requirement for the Company to reimburse them for organization and offering expenses for the period from June 17, 2011 through January 31, 2012. The waiver of the reimbursement requirements did not reduce the amount of organization and offering expenses incurred by the Advisors that are eligible for reimbursement in future periods. Beginning February 1, 2012, the Company implemented an expense reimbursement rate equal to 0.75% of gross offering proceeds to initiate the reimbursement of organization and offering expenses incurred by the Advisors. As of December 31, 2012, the Advisors have been reimbursed in the amounts of $0.90 million for organization expenses and $2.92 million for offering expenses. As of December 31, 2012, the Advisors carried a balance of approximately $4.00 million for offering expenses incurred on the Company’s behalf net of (i) incremental offering expenses incurred by the Advisors on the Company’s behalf and (ii) our reimbursement payments to the Advisors and any payable balances for reimbursement of offering expense.

The Company will continue to reimburse the Advisors for offering expenses in connection with gross proceeds raised under the Offering only to the extent that the reimbursement payments would not cause the total organization and offering expenses borne by the Company to exceed 5% of the aggregate gross proceeds from the Company’s Offering. The Advisors continue to be responsible for the payment of the Company’s offering expenses to the extent they exceed 5% of the aggregate gross proceeds from the Offering, without recourse against or reimbursement by the Company.

Expense Support and Conditional Reimbursement Agreement

On June 7, 2011, the Company entered into an Expense Support and Conditional Reimbursement Agreement with the Advisors (as amended, the “Expense Support Agreement”) pursuant to which the Advisors jointly and severally agreed to reimburse the Company for a specified percentage of operating expenses (an “Expense Support Payment”). The original agreement began on June 17, 2011. On December 16, 2011, the Company and the Advisors amended the Expense Support Agreement, effective January 1, 2012, to extend the terminal date of the Expense Support Payment Period from December 31, 2011 to March 31, 2012 and reduced the operating expense reimbursement ratio from 100% to 65% of our operating expenses. This amendment also redefined Operating Expenses as all costs and expenses paid or incurred by us, as determined under Generally Accepted Accounting Principles (“GAAP”), including base advisory fees payable pursuant to the Investment Advisory Agreement, and excluding (i) incentive advisory fees payable pursuant to the Investment Advisory Agreement, (ii) offering and organization expenses, and (iii) all interest costs related to indebtedness for such period. On March 16, 2012, the Company and the Advisors entered into an amendment and restatement of the Expense Support Agreement (“Amended and Restated Expense Support Agreement”), effective April 1, 2012, that extended the terminal date of the Expense Support Payment Period to June 30, 2012 and reduced the operating expense reimbursement ratio from 65% to 25%. A copy of the Amended and Restated Expense Support Agreement is filed as an exhibit to the Company’s Annual Report on Form 10-K for 2011. As of December 31, 2012, the Advisors had incurred $2.96 million of Expense Support Payments. The Advisors’ commitment to make Expense Support Payments was not extended beyond June 30, 2012.

During the term of the Amended and Restated Expense Support Agreement, the Advisors are entitled to an annual year-end reimbursement payment by the Company for unreimbursed Expense Support Payments made under the Agreement (a “Reimbursement Payment”), but such Reimbursement Payments may only be made within three years after the calendar year in which such Expense Support Payments are made. No Reimbursement Payment may be paid by the Company to the extent that it would cause the Company’s Other Operating Expenses (Other Operating Expenses is equal to Operating Expenses, but excluding base advisory fees and including a Reimbursement Payment) to exceed 1.75% of average net assets attributable to common shares as of the calendar year-end. The Expense Support Agreement also states that in no event shall the Company be required to make any Reimbursement Payment prior to January 1, 2013. As of December 31, 2012 the Company has accrued $1.83 million for probable Reimbursement Payment obligation. As a result, the Other Operating Expense-to-average net asset ratio is equal to 1.75% as of December 31, 2012.

Presented below is a summary of Expense Support Payments during 2011 and 2012 and the terminal eligibility dates for Reimbursement Payments.

	Expense Support Payments	Other Expense Ratio Cap	Eligible for Reimbursement Payments through
2011	$1,375,592	1.75%	December 31, 2014
2012	$1,590,221	1.75%	December 31, 2015

The Amended and Restated Expense Support Agreement will automatically terminate in the event of (a) the termination by the Company of either its Investment Advisory Agreement or Sub-Advisory Agreement, or (b) the Company’s dissolution or liquidation. If the Amended and Restated Expense Support Agreement is terminated due to termination of the Investment Advisory Agreement or the Sub-Advisory Agreement, then the Company must make a Reimbursement Payment to the Advisors, pro rata based on the aggregate unreimbursed Expense Support Payments made by each Advisor.

 Payments to Related Parties

Payments to related parties for fees, expenses and reimbursement of expenses for the year ended December 31, 2012 are summarized below:

Related Party	Description	Amount
CNL Securities Corp.	Selling commissions and marketing support fees	$55,505,646

CNL and KKR	Investment advisory fees	9,193,161

CNL and KKR	Reimbursement of organization and offering expenses	4,250,997

CNL	Administrative and Compliance Services	752,985

Indemnification

The Investment Advisory Agreement provides certain indemnification to the Advisors, their directors, officers, persons associated with the Advisors, and their affiliates. As of December 31, 2012, management believes that the risk of incurring of any losses for such indemnification is remote.

Section 16(a) Beneficial Ownership Reporting Compliance

To the Company’s knowledge, based solely on a review of the copies of the Section 16(a) reports furnished to the Company and written representations that no other reports were required, during 2012, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% beneficial owners were complied with, except that the initial statements of beneficial ownership on Form 3 for Mr. Falk was filed late because of an administrative oversight.

Required Vote

Each director nominee shall be elected by a plurality of all the votes cast at the Annual Meeting in person or by proxy, provided that a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Shares represented by broker non-votes also are not considered votes cast and thus have no effect on the proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE
ELECTION OF THOMAS K. SITTEMA AND FREDERICK ARNOLD

PROPOSAL 2:
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 555 Mission Street, San Francisco, California 94105, has been appointed by the Board to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The Company is not required to have the shareholders ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm. The Company is doing so because it believes it is a matter of good corporate practice. If the shareholders do not ratify the selection, the Board and the Audit Committee will reconsider whether or not to retain Deloitte & Touche LLP but may retain such independent registered public accounting firm. Even if the selection is ratified, the Board and the Audit Committee in their discretion may change the appointment at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders. The Company knows of no direct financial or material indirect financial interest of Deloitte & Touche LLP in the Company. A representative of Deloitte & Touche LLP will be available by telephone to answer questions during the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so.

Audit Fees

Set forth in the table below are audit fees and non-audit related fees billed to the Company and payable to Deloitte & Touche LLP for professional services performed for the Company’s fiscal years ended December 31, 2012 and December 31, 2011.

Fiscal Year/Period	Audit Fees	Audit-Related Fees (1)	Tax Fees (2)	All Other Fees (3)
2012	$347,750	$62,300	$37,845	$—
2011	$189,200	$23,500	$—	$—

1
“Audit-Related Fees” are those fees billed to the Company relating to audit services provided by Deloitte & Touche LLP, including those in connection with the provision of comfort letters submitted by Deloitte & Touche LLP related to the Company’s registration statement and broker-dealer activity pursuant to the Offering.

2	“Tax Fees” are those fees billed to the Company in connection with tax consulting services performed by Deloitte & Touche LLP, including primarily the review of the Company’s income tax returns.
3	“All Other Fees” are those fees billed to the Company in connection with permitted non-audit services performed by Deloitte & Touche LLP.

The Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent registered public accounting firm for audit services and permitted non-audit services for the Company and for permitted non-audit services for the Company’s investment advisers and any affiliates thereof that provide services to the Company if such non-audit services have a direct impact on the operations or financial reporting of the Company. All of the audit and non-audit services described above for which fees were incurred by the Company for the fiscal years ended December 31, 2012 and 2011, and were pre-approved by the Audit Committee, in accordance with its pre-approval policy.

Audit Committee Report

As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and the Company’s independent registered public accounting firm the Company’s financial statements filed with the SEC for the fiscal year ended December 31, 2012. Management advised the Audit Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the standards of the Public Company Accounting Oversight Board (United States).

The Audit Committee has pre-approved, in accordance with its pre-approval policy, the permitted audit, audit-related, tax, and other services to be provided by Deloitte & Touche LLP, the Company’s independent registered public accounting firm in order to assure that the provision of such service does not impair the firm’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee has delegated pre-approval authority to the Audit Committee Chair, James H. Kropp, who will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by Deloitte & Touche LLP to management.

The Audit Committee received and reviewed the written disclosures from Deloitte & Touche LLP required by the applicable Public Company Accounting Oversight Board rule regarding the independent registered public accounting firm’s communications with audit committees concerning independence, and has discussed with Deloitte & Touche LLP its independence. The Audit Committee has reviewed the audit fees paid by the Company to Deloitte & Touche LLP. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting Deloitte & Touche LLP from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements as of and for the year ended December 31, 2012 be included in the Company’s annual report on Form 10-K for 2012, for filing with the SEC. The Audit Committee also recommended the appointment of Deloitte & Touche LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013.

Audit Committee Members:
James H. Kropp, Chairman
Frederick Arnold
Kenneth C. Wright

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 (the “Securities Act”) or the Securities Exchange Act of 1934 (the “Exchange Act”), whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Required Vote

The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy, provided a quorum is present, is required to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, there will not be any broker non-votes with respect to this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF DELOITTE & TOUCHE LLP
AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

PROPOSAL 3:
APPROVAL OF THE SUITABILITY STANDARDS PROPOSED AMENDMENTS TO THE CHARTER

Shareholders of the Company are being asked to approve certain amendments (collectively, the “Suitability Standards Proposed Charter Amendments”) to the Charter for the purpose of conforming the Charter to requirements set forth in the North American Securities Administrators Association (“NASAA”) Omnibus Guidelines (the “Omnibus Guidelines”) relating to registration of securities offerings in Alabama. A copy of the Suitability Standards Proposed Charter Amendments is attached as Appendix A to this proxy statement. A copy of the current form of the Articles of Incorporation has been filed with the SEC and is available at www.sec.gov or by calling (866) 650-0650.

Reason for the Suitability Standards Proposed Charter Amendments

Although the Shares are registered with the SEC under the Exchange Act, the Offering is registered with the SEC under the Securities Act. However, the Offering must also be registered in each individual state in which the Company offers and sells Shares. Most of such states, under their respective “blue sky” securities laws, generally require that issuers conducting public offerings conform to certain specific requirements set forth in the Omnibus Guidelines. NASAA developed the Omnibus Guidelines in part to provide some level of uniformity to the registration requirements among the individual states and generally relate to, among other things, corporate governance and shareholder protection matters.

The Company’s authorization to offer and sell Shares in Alabama has been conditioned upon the Company’s undertaking to implement the Suitability Standards Proposed Charter Amendments and thereby conform the Charter to certain issuer requirements under the Omnibus Guidelines. In order to comply with such undertaking, the Board has determined that the Suitability Standards Proposed Charter Amendments are desirable and should be approved by the Company’s shareholders. If this proposal is approved by the shareholders at the Annual Meeting, the Suitability Standards Proposed Charter Amendments will become effective upon the filing of the Suitability Standards Proposed Charter Amendments with, and acceptance for record of the Suitability Standards Proposed Charter Amendments by, the State Department of Assessments and Taxation of Maryland.

Description of the Suitability Standards Proposed Charter Amendments

 The Suitability Standards Proposed Charter Amendments would include, among other things, the addition of certain language to Section 11.5(a) of the Charter, requiring the Company and each person offering and selling Shares on the Company’s behalf to take certain steps to require purchaser suitability in connection with such offers and sales.  The preexisting text of Section 11.5(a) of the Charter states, in relevant part, that the Company’s shares may be “offered and sold only to prospective investors who, in each case, meet the income and Net Worth ‘Suitability Standards’ as specified in the registration statement . . . as declared effective by the SEC.”  Principally, the Suitability Standards Proposed Charter Amendment would amend Section 11.5(a) to require that such Suitability Standards must include specific criteria, namely, the “standards that are required by guidelines published by the North American Securities Administrators Association that are applicable to the Company, as amended from time to time (which, standards [currently] require that prospective investors have (i) a net worth (not including home, furnishings and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings and personal automobiles) of at least $250,000).”

This summary description of Suitability Standards Proposed Charter Amendments is qualified in its entirety by Appendix A to this proxy statement.

Board Consideration

By unanimous written consent, on February 28, 2013, the Board approved the Suitability Standards Proposed Charter Amendments. In reaching a decision to approve the Suitability Standards Proposed Charter Amendments, the Board considered, among other things, the fact that (i) the Suitability Standards Proposed Charter Amendments were favorable to the Company’s shareholders; and (ii) the Suitability Standards Proposed Charter Amendments were necessary to conform to the issuer requirements set forth in the Omnibus Guidelines to permit the Company to conduct offers and sales of Shares in Alabama. Based on its review and discussion of Suitability Standards Proposed Charter Amendments, the Board approved the Suitability Standards Proposed Charter Amendments and determined that adoption thereof was in the best interests of the Company’s shareholders. The Board then directed that the Suitability Standards Proposed Charter Amendments be submitted to the shareholders for approval at the Annual Meeting with the Board’s recommendation that the shareholders vote to approve the Suitability Standards Proposed Charter Amendments.

Required Vote

The affirmative vote of the holders entitled to cast a majority of the votes of all issued and outstanding Shares as of the Record Date is required to approve the Suitability Standards Proposed Charter Amendments. For purposes of the vote on the Suitability Standards Proposed Charter Amendments, abstentions and broker non-votes will have the same effect as votes against the proposal, although they will be considered present for the purpose of determining the presence of a quorum.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF
THE SUITABILITY STANDARDS PROPOSED AMENDMENTS TO THE CHARTER

PROPOSAL 4:
APPROVAL OF THE APPROVAL PROCESS PROPOSED AMENDMENTS TO THE CHARTER

Shareholders of the Company are being asked to approve certain amendments (collectively, the “Approval Process Proposed Charter Amendments”) to the Charter for the purpose of conforming the Charter to requirements set forth in the Omnibus Guidelines relating to registration of securities offerings in Alabama. A copy of the Approval Process Proposed Charter Amendments is attached as Appendix B to this proxy statement.

Reason for the Approval Process Proposed Charter Amendments

Although the Shares are registered with the SEC under the Exchange Act, the Offering is registered with the SEC under the Securities Act. However, the Offering must also be registered in each individual state in which the Company offers and sells Shares. Most of such states, under their respective “blue sky” securities laws, generally require that issuers conducting public offerings conform to certain specific requirements set forth in the Omnibus Guidelines. NASAA developed the Omnibus Guidelines in part to provide some level of uniformity to the registration requirements among the individual states and generally relate to, among other things, corporate governance and shareholder protection matters.

The Company’s authorization to offer and sell Shares in Alabama has been conditioned upon the Company’s undertaking to implement the Approval Process Proposed Charter Amendments and thereby conform the Charter to certain issuer requirements under the Omnibus Guidelines. In order to comply with such undertaking, the Board has determined that the Approval Process Proposed Charter Amendments are desirable and should be approved by the Company’s shareholders. If this proposal is approved by the shareholders at the Annual Meeting, the Approval Process Proposed Charter Amendments will become effective upon the filing of the Approval Process Proposed Charter Amendments with, and acceptance for record of the Approval Process Proposed Charter Amendments by, the State Department of Assessments and Taxation of Maryland.

Description of the Approval Process Proposed Charter Amendments

The Approval Process Proposed Charter Amendments would add certain language to Section 6.1 of the Charter, clarifying (as is already specified in other sections of the Charter) that approval from the Board of Directors and/or Shareholders is required to make certain amendments to the Charter.  More specifically, Section 6.1 currently states, in relevant part, that the Company “reserves the right from time to time to make any amendment to these Articles of Incorporation, now or hereafter authorized by law . . . .”  The Approval Process Proposed Charter Amendments would modify this so that it would instead state that the Company “reserves the right from time to time, and upon such approval of the Board of Directors and/or Shareholders as may be required by these Articles of Incorporation, to make any amendment to these Articles of Incorporation, now or hereafter authorized by law . . . .”  This reiterates the requirement, as already set forth in other sections of the Charter, that approval of the Board of Directors and/or Shareholders must be obtained before certain amendments to the Charter may take effect.

This summary description of Approval Process Proposed Charter Amendments is qualified in its entirety by Appendix B to this proxy statement.

Board Consideration

By unanimous written consent, on February 28, 2013, the Board approved the Approval Process Proposed Charter Amendments. In reaching a decision to approve the Approval Process Proposed Charter Amendments, the Board considered, among other things, the fact that (i) the Approval Process Proposed Charter Amendments were favorable to the Company’s shareholders; and (ii) the Approval Process Proposed Charter Amendments were necessary to conform to the issuer requirements set forth in the Omnibus Guidelines to permit the Company to conduct offers and sales of Shares in Alabama. Based on its review and discussion of Approval Process Proposed Charter Amendments, the Board approved the Approval Process Proposed Charter Amendments and determined that adoption thereof was in the best interests of the Company’s shareholders. The Board then directed that the Approval Process Proposed Charter Amendments be submitted to the shareholders for approval at the Annual Meeting with the Board’s recommendation that the shareholders vote to approve the Approval Process Proposed Charter Amendments.

Required Vote

The affirmative vote of the holders entitled to cast 2/3 of the votes of all issued and outstanding Shares as of the Record Date is required to approve the Approval Process Proposed Charter Amendments. For purposes of the vote on the Approval Process Proposed Charter Amendments, abstentions and broker non-votes will have the same effect as votes against the proposal, although they will be considered present for the purpose of determining the presence of a quorum.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF
THE APPROVAL PROCESS PROPOSED AMENDMENTS TO THE CHARTER

SUBMISSION OF SHAREHOLDER PROPOSALS

The Company’s Amended and Restated Bylaws require the Company to hold an annual shareholders’ meeting for the election of directors and the transaction of any business within the powers of the Company on a date and at a time set by the Board. In addition, the Company will hold special meetings as required or deemed desirable or upon the request of holders of at least 10% of the Company’s outstanding Shares entitled to vote. Any shareholder that wishes to submit a proposal for consideration at a subsequent shareholders meeting should mail the proposal promptly to the Secretary of the Company. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Exchange Act and must be received by the Company in accordance with the Company’s Amended and Restated Bylaws and any other applicable law, rule, or regulation regarding director nominations. When submitting a nomination to the Company for consideration, a shareholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age, and address; class, series and number of Shares beneficially owned by the nominee, if any; the date such Shares were acquired and the investment intent of such acquisition; whether such shareholder believes the individual is an “interested person” of the Company, as defined in the 1940 Act; and all other information required to be disclosed in solicitations of proxies for election of directors in an election contest or is otherwise required. To date, the Company has not received any recommendations from shareholders requesting consideration of a candidate for inclusion in the committee’s director-nomine slate in the Company’s proxy statement.

Pursuant to the Company’s Amended and Restated Bylaws, for a director nomination or other business to be considered for the next annual meeting of shareholders, notice must be provided in writing and delivered to the Secretary of the Company at the Company’s principal executive office not less than 90 days prior to April 4, 2013 but not more than 120 days prior to April 4, 2013. The timely submission of a proposal does not guarantee its inclusion.

Any shareholder proposals submitted pursuant to the Rule 14a-8 under the Exchange Act for inclusion in the Company’s proxy statement and form of proxy for the 2014 annual meeting of shareholders must be received by the Company on or before December 31, 2013. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: Corporate Capital Trust, Inc., 450 South Orange Avenue, Orlando, Florida, 32801, Attention: Corporate Secretary.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the discretion of the persons named in the enclosed form of proxy.

INVESTMENT ADVISER AND ADMINISTRATOR, INVESTMENT SUB-ADVISER, DEALER
MANAGER AND SUB-ADMINISTRATOR

Set forth below are the names and addresses of the Company’s investment adviser and administrator, investment sub-adviser, dealer manager, and sub-administrator:

INVESTMENT ADVISER AND ADMINISTRATOR	INVESTMENT SUB-ADVISER	MANAGING DEALER	SUB-ADMINISTRATOR
CNL Fund Advisors Company 450 S. Orange Avenue Orlando, FL 32801	KKR Asset Management LLC 555 California Street 50TH Floor San Francisco, CA 94104	CNL Securities Corp 450 S. Orange Avenue Orlando, FL 32801	State Street Bank and Trust Company State Street Financial Center One Lincoln Street Boston, MA 02111

PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE OR BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD, WHICH PROVIDES INSTRUCTIONS FOR AUTHORIZING A PROXY BY TELEPHONE OR OVER THE INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Appendix A

SUITABILITY STANDARDS PROPOSED CHARTER AMENDMENTS

ARTICLE XI
SHAREHOLDERS

Section 11.5                      Shareholder Suitability.

(a)           During any public offering of its ~~securities~~shares, the Company and those selling such shares on its behalf ~~shall~~, with respect to share offers and sales in which they are broker of record, ~~assure~~shall require that such shares are offered and sold ~~pursuant~~ only to prospective investors who, in each case, meet the income and Net Worth “Suitability Standards” as specified in the registration statement for the current offering of ~~securities~~shares as declared effective by the SEC, which shall include the standards that are required by guidelines published by the North American Securities Administrators Association that are applicable to the Company, as amended from time to time (which, standards, as of the date of the adoption of this paragraph, require that prospective investors have (i) a net worth (not including home, furnishings and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings and personal automobiles) of at least $250,000).

Appendix B

APPROVAL PROCESS PROPOSED CHARTER AMENDMENTS

ARTICLE VI
AMENDMENTS; CERTAIN EXTRAORDINARY ACTIONS

Section 6.1                      Amendments Generally.  The Company reserves the right from time to time, and upon such approval of the Board of Directors and/or Shareholders as may be required by these Articles of Incorporation, to make any amendment to these Articles of Incorporation, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in these Articles of Incorporation, of any shares of outstanding capital stock. All rights and powers conferred by these Articles of Incorporation on Shareholders, Directors and officers are granted subject to this reservation.

450 South Orange Avenue Orlando, Florida, 32801
AUTHORIZE A PROXY BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

AUTHORIZE A PROXY BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

AUTHORIZE A PROXY BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your completed proxy must be received by 11:59 P.M. Eastern time the day before the cut-off date or meeting date.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

Sign up today to receive next year’s annual report and proxy materials via the Internet rather than by mail. Additional mailings, such as distribution statements and tax forms, are also available electronically. Electronic delivery helps the Company reduce corporate expenses such as printing and postage.  To sign up to receive these mailings electronically, or to review or change your current delivery preferences, visit our website at www.corporatecapitaltrust.com/gopaperless.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CORPORATE CAPITAL TRUST, INC. (the “Company”)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING ITEMS:

1.	Election of two directors, each for a three-year term.
	Nominees	For	Against	Abstain
	01) Thomas K. Sittema	☐	☐	☐
	02) Frederick Arnold	☐	☐	☐

		For	Against	Abstain
2.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2013.	☐	☐	☐
		For	Against	Abstain
3.	Approval of the Suitability Standards Proposed Amendments to the Charter of the Company.	☐	☐	☐
		For	Against	Abstain
4.	Approval of the Approval Process Proposed Amendments to the Charter of the Company.	☐	☐	☐

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying notice of annual shareholders meeting, the proxy statement with respect thereof and our annual report to shareholders with respect to our 2012 fiscal year, the terms of each of which are incorporated by reference, and hereby revoke(s) any proxy or proxies heretofore given with respect to the meeting. This proxy may be revoked at any time before it is exercised.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Important: Please sign exactly as name appears hereon. Joint owners should each sign personally. Trustees and others signing in a representative or fiduciary capacity should indicate their full titles in such capacity.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS

The Proxy Statement and the 2012 Annual Report to Shareholders are available at:
www.proxyvote.com

PROXY
CORPORATE CAPITAL TRUST, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder of Corporate Capital Trust, Inc. (the “Company”) hereby appoints Steven D. Shackelford and Paul S. Saint-Pierre, and each of them, as proxies, with full power of substitution in each, to attend the Annual Meeting of Shareholders of the Company to be held on Thursday, May 9, 2013 at 9:00 a.m., Eastern time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.

The votes entitled to be cast by the undersigned will be cast as directed. If this proxy is executed but no direction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side

Please Vote! YOUR VOTE IS IMPORTANT. PLEASE SUBMIT YOUR PROXY PROMPTLY. Reduce corporate expenses by submitting your vote by Internet at www.proxyvote.com.

☑
Read the Enclosed Materials…
Enclosed is the following information for the Corporate Capital Trust Annual Meeting of Stockholders:

•       2012 Annual Report
•       Proxy Statement that describes the proposals to be voted upon
•       Proxy card for each registration*

*You may have more than one proxy card included in your packet because you have multiple registrations. Please be sure to vote all proxies in your packet.

☑	Authorize Your Proxy by Internet… Visit www.proxyvote.comand follow the online instructions to cast your vote. Your control number is located on the proxy card.
☑	…Or Complete the Proxy Card and Return by Mail… On the proxy card, cast your vote on the proposals, sign and return it in the postage-paid envelope provided. Please note, all parties must sign.
☑
…Or Authorize Your Proxy by Telephone
Call (800) 690-6903 using a touch-tone telephone and follow the simple, recorded instructions. Your control number is located on the proxy card.

If you authorized your proxy by Internet or by phone, please DO NOT mail back the proxy card.

☑	For Assistance… If you have any questions or need assistance with completing your proxy card, please call our proxy solicitor, Broadridge Financial Solutions, Inc., at (877) 658-1531.

Thank you!

We appreciate your participation and support.  Again, please be sure to vote. Your vote is important! Visit http://cnl.com/gopaperless to sign up for electronic delivery of future shareholder materials.